EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of DYNASIL CORPORATION OF AMERICA (the "Company") on Form 10-K for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Peter Sulick, Interim President and Chief Executive Officer of the Company and Thomas C. Leonard, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Peter Sulick
Peter Sulick
Interim President and Interim Chief Executive Officer

/s/ Thomas C. Leonard
Thomas C. Leonard
Chief Financial Officer

December 20, 2013

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